SUPPLEMENT
dated October 29, 2001
To the Prospectus dated May 1, 2001 for the
SENTINEL ADVANTAGE VARIABLE ANNUITY
issued by
NATIONAL LIFE INSURANCE COMPANY

     Since May 1, 2001, we have made several important enhancements to the Sentinel Advantage Variable Annuity described in the prospectus. These enhancements include: (i) adding Guaranteed Accounts as investment options (however, certain transactions involving a Guaranteed Account may be subject to a market value adjustment); (ii) adding an investment program we call the Preserver Plus program; (iii) expanding our ability to offer you favorable interest rates in our Enhanced Fixed Accounts; and (iv) adding two new riders at no cost to you that permit you to accelerate your Death Benefit should the covered person have a chronic illness or a terminal illness.

     These enhancements, together with certain other updates to the prospectus, are described below. These descriptions supplement information in the prospectus dated May 1, 2001.

Availability of Guaranteed Accounts

     Effective October 29, 2001, Contract Owners will be able to elect to allocate Net Premium Payments and/or Contract Value to one or more Guaranteed Accounts. These Guaranteed Accounts guarantee a specified interest rate for the entire period of an investment, if the Contract Value remains in the Guaranteed Account for the specified period of time. Guaranteed Accounts are available for 3, 5, 7 and 10 year periods.

     Like the Fixed Account described in the Prospectus, Net Premium Payments under any Guaranteed Account and transfers to any Guaranteed Account are part of National Life's general account, which supports its insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the general account are not registered under the Securities Act, nor is the general account registered as an investment company under the Investment Company Act. Accordingly, neither the general account nor any interest therein are generally subject to the provisions of the Securities Act or Investment Company Act, and we have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus which relate to the Guaranteed Accounts. Disclosures regarding the Guaranteed Accounts and the general account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     Our general account is made up of all our general assets, other than those in the Variable Account and any other segregated asset account. We will invest the assets of the Guaranteed Accounts in those assets we choose and which are allowed by applicable law.

Investments in the Guaranteed Accounts

     You may invest in a Guaranteed Account by allocating Net Premium Payments to the Guaranteed Account of the desired 3, 5, 7, or 10 year period, either on the application or by a later change in Net Premium Payment allocation. You may also transfer Contract Value from the Variable Account to a Guaranteed Account with the desired 3, 5, 7 or 10 year period by making a written transfer request, or by telephone if the telephone transaction privilege (see page 31 of the Prospectus) applies.

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Transfers from the Fixed Account to a Guaranteed Account are permitted only to the same extent described in the Prospectus on page 18 for transfers from the Fixed Account to the Variable Account.

     All deposits into a Guaranteed Account are subject to a $500 minimum. When a Guaranteed Account is chosen as part of an allocation of Net Premium Payments, the allocation percentage must be at least 5%. If such an allocation would result in a deposit to a Guaranteed Account of less than $500, such Net Premium Payments will be allocated instead to the Money Market Subaccount.

     You may not invest in a Guaranteed Account where the end of the guarantee period for such Guaranteed Account is later than your Contract's Maturity Date.

     Interest at a specified rate will be guaranteed to be credited to all Contract Value in a particular Guaranteed Account for the entire specified period, if the Contract Value remains in that Guaranteed Account for the entire specified period. We expect to change the specified rates for new investments in Guaranteed Accounts from time to time based on returns then available to us for the specified periods, but such changes will not affect the rates guaranteed on previously invested Contract Value. If you surrender your Contract or withdraw or transfer Contract Value out of the Guaranteed Account prior to the end of the specified period, a variable adjustment referred to in this Prospectus as a "market value adjustment" will be applied to such Contract Value before the surrender, Withdrawal or transfer. This market value adjustment is described in detail below.

     Currently there is no charge, apart from any market value adjustment as referred to above, for transfers into or out of a Guaranteed Account. However, although we have no present intention to impose a transfer charge in the foreseeable future, we reserve the right to impose in the future a transfer charge of $25 on each transfer in excess of twelve transfers in any Contract Year. Transfers into and out of a Guaranteed Account, other than at the termination of a Guaranteed Account, would count toward such limits.

     Each different Guaranteed Account duration used during the life of a Contract (i.e., the 3, 5, 7 or 10 year Guaranteed Accounts) will reduce by one the number of available different Subaccounts available under a single Contract over its entire life from 16 plus the Money Market Subaccount. Repeated use of the same duration Guaranteed Account, however, will not use up additional available Subaccounts.

     We may at any time change the number and/or duration of Guaranteed Accounts we offer. Any such changes will not affect existing allocations to Guaranteed Accounts at the time of the change.

Termination of a Guaranteed Account

     The termination date for a particular Guaranteed Account will be the anniversary of the date Contract Value is credited to the Guaranteed Account. For example, if Contract Value is transferred to a 5 year Guaranteed Account on September 1, 2001, the termination date for this Guaranteed Account is September 1, 2006, or the next following Valuation Day if September 1, 2006 is not a Valuation Day.

     We will notify you in writing of the termination of your Guaranteed Account. Such notification will normally be mailed approximately 45 days prior to the termination date for the Guaranteed

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Account. During the 30 day period prior to the termination date (the "30 day window"), you may provide instructions to reinvest the Contract Value in the Guaranteed Account, either as of the date we receive your instructions, or the termination date (or the next Valuation Day, if the date we receive your instructions or the termination date is not a Valuation Day), in any of the Subaccounts of the Variable Account, in the Fixed Account, or in any Guaranteed Account that we may be offering at that time. No market value adjustment will apply to any such reinvestment made as the result of instructions received during the 30 day window. In the event that you do not provide instructions during the 30 day window as to how to reinvest the Contract Value in a Guaranteed Account, we will, on the termination date, or the next following Valuation Day if the termination date is not a Valuation Day, transfer the Contract Value in the Guaranteed Account to the Money Market Subaccount of the Variable Account. No market value adjustment will be applied to this transfer. You will then be able to transfer the Contract Value from the Money Market Subaccount to any other available investment option whenever you like.

Market Value Adjustment

     Contract Value allocated to a Guaranteed Account is not restricted from being surrendered, withdrawn, transferred or annuitized prior to the termination date of the Guaranteed Account. However, a market value adjustment will be applied to a surrender of your Contract or any such Contract Value withdrawn or transferred (we refer to a surrender, Withdrawal or transfer before the 30 day window as an "MVA Withdrawal") from the Guaranteed Account prior to the 30 day window before its termination date.

     We will apply the market value adjustment before we deduct any applicable CDSC or taxes. A market value adjustment will apply to Withdrawals from a Guaranteed Account prior to the 30 day window before its termination date even if a waiver of the CDSC applies to such a Withdrawal.

     A market value adjustment reflects the change in current interest rates since we established a Guaranteed Account. The market value adjustment may be positive or negative. Adjustments may be limited in amount, as described in more detail below.

     Generally, if at the time of your MVA Withdrawal the applicable index interest rate for maturities equal to the time remaining before the termination date of your Guaranteed Account are higher than the applicable index interest rate for maturities equal to the period of your Guaranteed Account at the time of your investment in the Guaranteed Account, then the market value adjustment will result in a reduction of your Contract Value. If the opposite is true at the time of your MVA Withdrawal, then the market value adjustment will result in an increase in your Contract Value. However, the market value adjustment is limited so that the amount available for MVA Withdrawal, before any CDSC, will never be less than the amount of the initial deposit, less any Withdrawals, plus interest at 3% per annum.

     We compute the amount of a market value adjustment as the lesser of (1) and (2) below. The market value adjustment will be positive if (1) below is positive. It will be negative if (1) below is negative.

     (1) the absolute value of the Contract Value subject to the market value adjustment times:

     ((1+i)/(1+j+c))n/12 - 1

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     where

i = the interest rate from the U.S. Treasury Constant Maturities as found in the Federal Reserve Statistical Release H.15 available at the time of the initial deposit for the Guaranteed Account duration.
n = the number of whole months until the termination date of the Guaranteed Account.
j = the current interest rate from the U.S. Treasury Constant Maturities as found in the Federal Reserve Statistical Release H.15 available for a period of length n/12, rounded down to the next whole year. If there is no interest rate for the maturity needed to calculate i or j, we will use straight line interpolation between the interest rate for the next highest and next lowest maturities to determine that interest rate. If the maturity is less than one year, we will use the index rate for a one-year maturity.
c = a constant, .0025 in most jurisdictions.

     or

     (2) the amount initially deposited into the Guaranteed Account times:

     ((1+k)d/365 - (1.03)d/365) - the sum of all [TransferT((1+k)e/365 -(1.03)e/365)]

     where

k = the interest rate guaranteed for the guaranteed period.
d = (365 times the number of complete years since the initial deposit into the Guaranteed Account) plus the number of days since the last anniversary of such initial deposit (or the initial deposit date if less than one year has elapsed since the initial deposit) to the current date.
TransferT = a transfer from the Guaranteed Account on day T.
e = (365 times the number of complete years since T to the current transfer date) plus the number of days from the last anniversary of T (or the days since T if less than one year has elapsed).

     If you have made more than one deposit into a Guaranteed Account, and you do not instruct us otherwise, we will treat Withdrawals and transfers as coming from such Guaranteed Accounts on a pro rata basis, and within Guaranteed Accounts with the same initial guarantee period, on a first-in-first-out basis; that is, Contract Value with the earliest date of deposit into a Guaranteed Account will be withdrawn or transferred prior to Contract Value with later dates of deposit into such Guaranteed Account.

     A market value adjustment will be applied to Funds transferred from a Guaranteed Account to collateralize a loan, whether for the initial loan or for loan interest.

We will not apply a market value adjustment to:

     - any MVA Withdrawal during the 30 day window;
     - Death Benefit proceeds;
     - your Contract on its Maturity Date; or
- any deduction from a Guaranteed Account made to cover the Annual Contract Fee or Rider Charges.

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Examples

Example #1:

      Original Deposit: $10,000
      Original Deposit Date: November 1, 2001
The $10,000 is placed in the seven-year Guaranteed Account. The guaranteed interest rate is 7.0%.

On November 1, 2003, the Owner wishes to transfer the full amount from the seven-year Guaranteed Account. There are 60 months remaining in the original guaranteed period. The five year rate from the index on November 1, 2003 is 5.5%. The seven-year rate from the index as of November 1, 2001 is 6.75%. 730 days have elapsed since the initial deposit date of November 1, 2001. The Contract Value in this Guaranteed Account on November 1, 2003 is $11,449.00. (10,000 x 1.072).

     The first part of the market value adjustment formula gives:

     $11,449.00 x(((1+0.0675)/(1+0.055+.0025))60/12 - 1) = $551.66.

     The second part of the market value adjustment formula gives:

     $10,000 x ((1 + 0.07)730/365 - (1 + 0.03)730/365) = $840.00

The amount of the market value adjustment is the lesser of the absolute value of the first part, $551.66, and of the second part, $840.00. Since the result of the first part is positive, the market value adjustment is an increase in Contract Value.

     The amount of the transfer will be $11,449.00 + 551.66 = $12,000.66.

Example #2

     Original Deposit: $10,000
     Original Deposit Date: November 1, 2001
The $10,000 is placed in the seven-year Guaranteed Account. The guaranteed interest rate is 7.0%.

On November 1, 2003, the Owner wishes to transfer the full amount from the seven-year guaranteed account. There are 60 months remaining in the original guaranteed period. The five year rate from the index on November 1, 2003 is 8.5%. The seven-year rate from the index as of November 1, 2001 is 6.75%. 730 days have elapsed since the initial deposit date of November 1, 2001. The Contract Value in this Guaranteed Account on November 1, 2003 is $11,449.00. (10,000 x 1.072).

      The first part of the market value adjustment formula gives:

      $11,449.00 x (((1+0.0675)/(1+0.085+.0025))60/12 - 1) = -$1,014.76.

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      The second part of the market value adjustment formula gives:

      $10,000 x ( ( 1 + 0.07 )730/365 - ( 1 + 0.03 )730/365 ) = $840.00

The amount of the market value adjustment is the lesser of the absolute value of the first part, $1,014.76, and of the second part, $840.00. Since the result of the first part is negative, the market value adjustment is a reduction in Contract Value.

      The amount of the transfer will be $11,449.00 - $840.00 = $10,609.00.

Note that the amount $10,609.00 is $10,000 accumulated for two years at 3%. In this example, the market value adjustment was restricted to the amount of interest earned by the Guaranteed Account in excess of 3.0%. Had the market value adjustment been positive in this example, it still would have been restricted to $840.00.

Other Matters Relevant to the Guaranteed Accounts

     We will not deduct charges or deductions from a Guaranteed Account unless there is not sufficient Contract Value in the Subaccounts of the Variable Account and in the Fixed Account. If we need to deduct charges or deductions from the Guaranteed Accounts, we will do so pro rata from all Guaranteed Accounts, and within Guaranteed Accounts of the same duration, on a first-in-first-out basis; that is, the Contract Value with the earliest date of deposit will be deducted first. Value held in the Guaranteed Accounts is not subject to Variable Account charges (Mortality and Expense Risk and Administration Charges), but may be subject to Contingent Deferred Sales Charges, the Annual Contract Fee, any applicable optional Enhanced Death Benefit Rider charge, and any applicable premium taxes.

     National Life will not permit an acceleration of a Contract's Maturity Date to any date before the 30 day window prior to the termination date of any Guaranteed Account held by the Contract. If an Owner of such a Contract desires to accelerate that Contract's Maturity Date, the Owner must first transfer the Contract Value in all Guaranteed Accounts the termination dates of which would occur more than 30 days after the accelerated Maturity Date into the Fixed Account or the Variable Account. A market value adjustment will be applied to such Contract Value transferred out of the Guaranteed Accounts.

      If you have Contract Value allocated to a Guaranteed Account when you or a Joint Owner dies, no market value adjustment will be applied to such Contract Value before the Death Benefit is paid.

     If you own a section 403(B) Tax-Sheltered Annuity Contract on which loans are available, and you need to borrow Contract Value that is allocated to a Guaranteed Account, you must transfer all Contract Value allocated to a Guaranteed Account to a Subaccount of the Variable Account or to the Fixed Account prior to the processing of the loan. A market value adjustment will apply to such transfer. We will allocate loan repayments to the Subaccounts of the Variable Account and to the unloaned portion of the Fixed Account according to your premium allocation percentages in effect at the time of the repayment. While a loan is outstanding, premiums may not be allocated to the Guaranteed Accounts.

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     Withdrawals will be taken based on your instructions at the time of the Withdrawal. If you provide specific instructions, amounts must be deducted first from the Variable Account and/or the Guaranteed Accounts, and may only be deducted from the unloaned portion of the Fixed Account to the extent that the Contract Value in the Variable Account is insufficient to accomplish the Withdrawal.

     If you do not provide specific allocation instructions, the Withdrawal will be deducted pro rata from the Subaccounts and from the unloaned portion of the Fixed Account. The Withdrawal will not be taken from the Guaranteed Accounts unless there is not sufficient Contract Value in the Subaccounts of the Variable Account and the unloaned portion of the Fixed Account. If it is necessary to take the Withdrawal from the Guaranteed Accounts, it will be taken pro rata from all Guaranteed Accounts in which there is Contract Value, and within each Guaranteed Account duration, on a first-in-first-out basis.

     Any CDSC associated with a Withdrawal will be deducted from the Subaccounts, the Fixed Account and/or the Guaranteed Accounts based on the allocation percentages of the Withdrawal. Any amount of CDSC that we deduct from a Subaccount which is in excess of the available value in that Subaccount will be deducted pro rata among the remaining Subaccounts and the unloaned portion of the Fixed Account (as above, it will not be taken from the Guaranteed Accounts unless there is not sufficient Contract Value in such remaining Subaccounts and the unloaned portion of the Fixed Account). If the Withdrawal cannot be processed in accordance with your instructions, then we will notify you through your agent, by telephone or by mail that we cannot process the Withdrawal, and we will not process it until we receive further instructions.

The Guaranteed Accounts are not available in the state of Washington.

Preserver Plus Program

     Under this program, you may place a portion of a Net Premium Payment, into a 7 year or 10 year Guaranteed Account that will grow with guaranteed interest to 100% of that Net Premium Payment. We will calculate the portion of the Net Premium Payment needed to accumulate over the chosen guarantee period to 100% of the Net Premium Payment. The balance of the Net Premium Payment may be allocated to the Subaccounts of the Variable Account, the Fixed Account, or other Guaranteed Accounts in any manner you desire, subject to our normal allocation rules.

     Amounts allocated to a Guaranteed Account under this program will not equal the original Net Premium Payment if any transfer or Withdrawal is made from the Guaranteed Account prior to the end of the guarantee period.

Enhanced Fixed Accounts

     With respect to the Enhanced Fixed Account offers described on page 34 of the Prospectus, National Life may now make more than one offer with respect to an Enhanced Fixed Account at the same time. If we do, we will reserve the right to allow you to participate in only one such offer at a time. In that case, once you have transferred all Contract Value out of the Enhanced Fixed Account under the terms of a given offer, you may participate in subsequent offers subject to the preceding condition and subject to any qualifying rules of any subsequent offers. Any Contract Value in the

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Enhanced Fixed Account accepted under one offer may not be transferred to any subsequent or concurrent offer. Offer availability and interest rates are determined solely by the date of receipt of the eligible new Premium Payment in our home office.

     For Contracts utilizing the Enhanced Fixed Account, National Life reserves the right to reduce the number of different Subaccounts, other than the Money Market Subaccount, that may be used by the Contract over its entire lifetime. If only one offer is utilized the number of available Subaccounts will be reduced from 16 to 15. If more than one offer is utilized the number of available Subaccounts may be reduced from 16 to 14. Guaranteed Accounts, as described above, are not available for the systematic transfers out of the Enhanced Fixed Account.

     We are seeking to change our procedures so that the Enhanced Fixed Account can be made available simultaneously with Systematic Withdrawals. Simultaneous use of these features will become available when it is administratively feasible to do so.

Availability of Optional Accelerated Benefit Riders

     If the Contract has been in force for at least five years, the Accelerated Benefit Riders provide accelerated Death Benefits prior to the death of the covered person in certain circumstances where a terminal illness or chronic illness creates a need for access to the Death Benefit. The terminal illness or chronic illness must have begun while the Contract was in force. Benefits accelerated under these Riders are discounted for interest and mortality. Once benefits have been accelerated, the Contract terminates. These Riders may not be available in all states and its terms may vary by state. There is no cost for these Riders. They can be included in the Contract at issue, or they can be added after issue, for a covered person at the time of Contract issue aged 0-75.

     The covered person is the Owner, unless the Owner is not a person, in which case the covered person is the Annuitant. If there are Joint Owners, then each are considered covered persons. If the covered person changes, then the Contract is not eligible for acceleration until the Contract has been in force five years from the date of the change.

Market Timing

     The Contracts are intended for long-term investment by Owners. Excessive, short-term trading practices which attempt "market timing" may disrupt portfolio management strategies and harm the performance of the underlying Funds. As a result, National Life reserves the right to reject any Premium Payment or transfer instructions, if an Owner has a history of excessive short-term trading or if in National Life's judgment, an Owner's trading has been or may be disruptive to an underlying Fund.

Stretch Annuity Payment Option

     National Life offers the Stretch Annuity Payment Option to Contracts which have paid Net Premium Payments, less any Withdrawals (including the impact of any CDSC associated with such Withdrawals), of at least $25,000 per beneficiary participating in the payment option.

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     Under this payment option, we will make annual payments for a period determined by the joint life expectancy of an initial payee and a beneficiary, as calculated based on Table VI of Section 1.72-9 of the Income Tax Regulations (but if the Contract is a Qualified Contract, no less than the minimum required distribution under the Code). The beneficiary may be a much younger person than the initial payee, such as a grandchild, so that under this payment option, payments may be made over a lengthy period of years.

     Please consult your authorized National Life representative for more information on the Stretch Annuity Payment Option.

     You should consult your tax advisor about potential income, gift, estate and generation-skipping transfer tax consequences of electing the Stretch Annuity Payment Option.

Valuation Days

     We are changing the definition of "Valuation Day" so that it no longer excludes the day after Thanksgiving. This will mean that transactions for which we receive valid instructions on that Friday after Thanksgiving will be processed using that day's Subaccount values, rather than using the following Monday's Subaccount values.

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